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H. J. HEINZ COMPANY

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1 August 2012 Say on Pay Perspective 1

2 Executive Summary A decade of strategic transformation Strong and consistent performance Highly capable, experienced and recognized leadership A track record of pay for performance 2

Big Changes to Big Things
We Have Built a Strong, Sustainable Platform for the Future
We Have Built a Strong, Sustainable Platform for the Future
STRATEGIC STRATEGIC
TRANSFORMATION TRANSFORMATION
Category Focus
Emerging Market Mix
Organization
Talent
Incentive Metrics
Systems
3
2002 2012
6 categories 3 categories
7% of sales
21% of sales
(approaching 25% in 2013)
Independent
affiliates
Collaborative
business units
Local
Integrated global
functions
Profit only
Shareholder-
aligned metrics
Disparate/
antiquated
Global SAP
template

A Stronger, More Focused
Global Portfolio
Geographies
Categories
Brazil / Latin
America
China
Indonesia
Russia/E. Europe
India
Africa/Middle East
~75% of Sales ~95% of Sales ~25% of Sales
Based on FY12 Full Year sales from continuing operations; Developed vs. Emerging Markets reflects FY13 estimates.
Nearly Two-Thirds of Sales are Outside the U.S.
Nearly Two-Thirds of Sales are Outside the U.S.
STRATEGIC STRATEGIC
TRANSFORMATION TRANSFORMATION
4
Emerging Markets
Canada
Australia/
New Zealand
Italy
Western Europe
United Kingdom
United States
Developed Markets
Infant / Nutrition
Meals & Snacks
Ketchup & Sauces

260
240
220
200
180
160
140
120
100
80
H.J. Heinz Company
FY11-12 LTPP TSR Group
FY12 Compensation Group
S&P 500
S&P 500 Packaged Foods Index
Heinz
$245
$206
$187
$100
Dec-02
Jul-12

5
Heinz Has Delivered
Superior TSR
Value of $100 investment, Dec 2002 – July 2012
Time period: December 20, 2002 (date transaction was completed) through July 31, 2012.
Transformative Del Monte Spinoff
Set the Path for Long-Term Success
Transformative Del Monte Spinoff
Set the Path for Long-Term Success
PERFORMANCE PERFORMANCE
REVIEW REVIEW

28 Consecutive Quarters
of Organic Sales Growth (1)
(1)  Volume plus price.
(2) Adjusted for approximate impact of 7% for the extra week in Q4 FY06 and one less week in Q4 FY07.
(3) Adjusted for approximate impact of 3% for two extra business days in Q4 FY12.
(4)  Not restated for FY10 discontinued operations.
(2)
FY06
(4)
FY07
(4)
FY08
(4)
FY09 FY10 FY11
7.3%
FY12
(2)
4.5%
(3)
PERFORMANCE PERFORMANCE
REVIEW REVIEW
6
2.5%
0.8%
2.8%
0.3%
6.0%
4.2%
3.7%
5.3%
8.1%
8.6%
5.7%
10.7%
6.3%
1.9%
5.7%
2.1%
0.8%
3.0%
2.6%
3.6%
0.9%
1.7%
1.6%
3.1%
1.5%
4.6%
1.5%
5.3%
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
-1.7%
Transformation has Yielded Sustainable Growth
Transformation has Yielded Sustainable Growth

(1)  Amounts are continuing operations, FY06 and FY12 Net Income and EPS excludes special items.
(2)  Operating Free Cash Flow is cash from operations less capital expenditures net of proceeds from disposal of PP&E.
(3)  Volume plus price.
(4)  Excludes cash paid for productivity initiatives related to severance and other implementation costs and capital spending.
Sales
(1)
- $MM EPS
(1)
Operating Free Cash Flow
(2)
- $MM After-Tax ROIC
Strong and Consistent
Performance
1,206
(4)
864
+8.4%
CAGR
+8.4%
CAGR
Average
113% of
Net Income
(1)
Average
113% of
Net Income
(1)
+440
bps
+440
bps
Average
Organic
(3)
Growth 4.0%
Average
Organic
(3)
Growth 4.0%
PERFORMANCE PERFORMANCE
REVIEW REVIEW
7
8,470
11,649
FY06 FY12
2.06
3.35
FY06 FY12
FY06 FY12
14.8%
FY06 FY12
19.2%

140%
120%
100%
80%
60%
40%
20%
0%
OFCF as % of Net Income
113%(2)
106%
89%
73%
Heinz
ISS Peer Group
Compensation Peer Group
LTPP Peer Group

Top-Quartile
Operating Free Cash Flow (1)
OFCF as % of Net Income, Heinz vs. Peer Groups, FY06 – FY12
Source:  Thomson Reuters
(1) Operating Free Cash Flow is cash from operations less capital expenditures net of proceeds from disposal of PP&E.
(2) Excludes special items.  Result is 119% on a continuing operations reported basis.
8
A Key Indicator of Earnings Quality
PERFORMANCE PERFORMANCE
REVIEW REVIEW

122.6%
120.5%
99.1%
84.0%
82.2%
77.6%
73.7%
63.3%
61.9%
-8.9%
-63.6%
HNZ
CAG
CPB
TSN
HSY
GIS
MKC
KFT
K
DF
ADM

3.6%
3.6%
3.5%
3.3%
3.0%
2.9%
2.4%
2.3%
0.9%
HNZ
CAG
KFT
CPB
K
GIS
HSY
MKC
TSN

9
A Strong Focus on Cash
Flow and Sharing It With Investors
(1) Cash from operations less capital expenditures, net of proceeds from disposal of PP&E.
Source:  Thomson Reuters, Company analysis.  Excludes SLE/HSH due to structural changes during the period which impacts comparability.
Latest Two Fiscal Years
Reported Operating Free Cash Flow
(1)
- % of Reported Net Income
Dividend Yield

PERFORMANCE PERFORMANCE
REVIEW REVIEW

Leading Shareholder
Returns
Source: Thomson Reuters. The Peer Group includes ADM, CPB, CAG, DF, GIS, K, KFT, MKC, SLE, HSY and TSN.
Value of Initial $100 Investment
PERFORMANCE PERFORMANCE
REVIEW REVIEW
10
$108
$175
$137
$108
$171
$119
$106
$171
$105
1 Year
(FY12)
3 Years
(FY10 - 12)
5 Years
(FY08 - 12)
Heinz
Peer Group
S&P 500
Heinz has Consistently Outperformed
U.S. Food Peers and the S&P 500
Heinz has Consistently Outperformed
U.S. Food Peers and the S&P 500

($/Share)
TSR Driven by Strong
Earnings and Dividend Growth
EPS
CAGR
+8.4%
Dividend
CAGR
+8.2%
(1)  From continuing operations, excludes special items.
Source:  Thomson Reuters, Company analysis.
PERFORMANCE
REVIEW
Heinz: FY07 FY08 FY09 FY10 FY11 FY12 CAGR
EPS 13.6% 12.0% 11.1% -1.4% 6.6% 9.5% 8.4%
Dividend 16.7% 8.6% 9.2% 1.2% 7.1% 6.7% 8.2%
Annual TSR 14.9% 4.3% -24.8% 40.3% 16.3% 7.6% 7.9%
S&P 500:
Annual TSR 16.5% -5.6% -35.3% 39.3% 16.1% 5.8% 3.3%
11
EPS
(1)
:
Dividends:
$2.06
$2.34
$2.62
$2.91
$2.87
$3.06
$3.35
$1.20
$1.40
$1.52
$1.66
$1.68
$1.80
$1.92
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
FY06 FY07 FY08 FY09 FY10 FY11 FY12

12
Chairman, President &
CEO – William R. Johnson
One of the longest-serving CEOs in the CPG industry
Recognized by investors and analysts
•
Best CEO in Food Sector
– Institutional Investor Magazine, 2012
Leads a strong board of directors, ranked 15
th
of 466
largest corporations for its business acumen
– James Drury Partners, July 2012
Collaborative across non-competitive
CPG companies
“Bill Johnson (is) the dean of food industry executives.”
- Jonathan Feeney, Janney Capital Markets
“Bill Johnson (is) the dean of food industry executives.”
- Jonathan Feeney, Janney Capital Markets
LEADERSHIP LEADERSHIP
TEAM TEAM

13
Source:  Institutional Investor Magazine: 2012 All-America Executive Team Rankings by 600 Buy Side firms and 830 Sell Side analysts.
Best CEO, Bill Johnson
Best CFO, Art Winkleblack
Best IR Professional, Meg Nollen
Best IR Department
Second Place
Recognition From Investors and
Analysts: 2012 All-America Executive Team
One of the Four Most Honored Companies in the U.S.
One of the Four Most Honored Companies in the U.S.
LEADERSHIP LEADERSHIP
TEAM TEAM
First Place
First Place
First Place
First Place
First Place
First Place
First Place
First Place
First Place
First Place
First Place
First Place
First Place
First Place
Buy Side Sell Side
Food Sector

ROIC
TSR
Net
Income
Long-Term:
Sales
Cash
Earnings
Operating
Income
Short-Term:
Aligned Incentives with
Shareholders
Note:  Short-Term plan change 2002, Long-Term plan change 2006.
Incentive Plan
From To
Balanced Performance
Solely Profit-Focused
14
Well-Designed Compensation Program
Driving Superior Performance and Returns
Well-Designed Compensation Program
Driving Superior Performance and Returns
PAY FOR PAY FOR
PERFORMANCE PERFORMANCE

15
Commitment to Pay for
Performance
Salary
11%
Salary
11%
Annual
Incentive
(1)
24%
Annual
Incentive
(1)
24%
Restricted
Stock
(3)
13%
Restricted
Stock
(3)
13%
Options
(4)
22%
Options
(4)
22%
Long-Term
Incentive
(2)
30%
Long-Term
Incentive
(2)
30%
(1) Based on growth in constant-currency sales, EPS and operating free cash flow.
(2) Based on growth in adjusted ROIC and relative TSR.
(3) Based on surpassing a baseline operating income target.
(4) Requires stock price to increase to be of value.
89% of CEO’s Target Pay is Performance-Based
89% of CEO’s Target Pay is Performance-Based
PAY FOR PAY FOR
PERFORMANCE PERFORMANCE

CEO Pay Mix at Target

Pay
TSR
$22,000
$17,000
$12,000
140
120
100
80
60
2008
2009
2010
2011
2012

16
CEO Pay Has Declined While
TSR Has Continued to Climb
PAY FOR PAY FOR
PERFORMANCE PERFORMANCE
CEO Pay Decreased by 12.5% from FY11 - FY12,
Aligned with Relative Performance to Targets
CEO Pay Decreased by 12.5% from FY11 - FY12,
Aligned with Relative Performance to Targets
CEO Pay, $000 Indexed TSR

Source of data:  ISS, Aug 10, 2012

17
Current compensation plan has been in place for
six years
Shareholders overwhelmingly (over 94%)
supported the plan in 2011 - as recommended by
ISS and Glass Lewis
Our performance metrics were approved by
shareholders in 2007
Performance targets have increased in spite of a
challenging economic climate
Compensation Plan and Metrics
Well-Tested and Supported by Shareholders
PAY FOR PAY FOR
PERFORMANCE PERFORMANCE

ISS’s Conclusions are Based on a Misaligned Peer Group
ISS’s Conclusions are Based on a Misaligned Peer Group

Scope
ISS Peer Group Companies are
Significantly Smaller in Size and Scope
PAY FOR PAY FOR
PERFORMANCE PERFORMANCE
Heinz CEO Pay is Proportional to the ISS Peer Group
Heinz CEO Pay is Proportional to the ISS Peer Group
Source:  Thomson Reuters, Company analysis.
(1) ISS calculations.
18
CEO Total
Comp
(1)
Market
Capitalization
Net Sales
Number of
Employees
H.J. Heinz Co. $17.0M $17.5B $11.6B 66% 32,200
ISS Peer
Group Median
$10.6M $9.9B $8.1B 21% 18,250
Heinz Index vs.
ISS Peer Group
160 176 143 322 176
%
International

Heinz Does Not Source Talent
from ISS Peer Group
• Campbell Soup
• Clorox
• The Coca-Cola Company
• Colgate-Palmolive
• ConAgra Foods
• General Mills
• Hershey
• Kellogg
• Kimberly-Clark
• Kraft Foods
• PepsiCo, Inc.
• Sara Lee/Hillshire Brands
Heinz Compensation Peer Group
ISS Peer Group for Heinz
• Beam Inc.
• Campbell Soup
• Coca-Cola Enterprises
• ConAgra Foods
• Ingredion
(Corn Products Intl.)
• Dr. Pepper Snapple Group
• General Mills
• Hershey
• Hormel Foods
• Kellogg
• Reynolds American
• Smithfield Foods
• J. M. Smucker
• Sara Lee/Hillshire Brands
19
PAY FOR PAY FOR
PERFORMANCE PERFORMANCE
>50% Heinz Sr. Management Sourced from Compensation Peer Group;
None from ISS Peer Group

ISS’s Peer Group Leads to
a Different Conclusion
PAY FOR PAY FOR
PERFORMANCE PERFORMANCE
Relative Degree of Alignment (RDA)
ISS High Concern ISS Medium Concern
(1)  Simulated result; Company estimates.
20
Heinz Peer Group
(1)
ISS Peer Group
TSR Pay Rank RDA TSR Pay Rank RDA
1-Year 43 75 -33 52 96 -44
3-Year 50 81 -31 25 100 -75
Combined 47 78 -32 36 98 -62
Heinz Strongly Believes
ISS has Reached an Erroneous Conclusion
Heinz Strongly Believes
ISS has Reached an Erroneous Conclusion

Summary
Heinz has been executing tough strategic and
transformational changes required in this
environment
Heinz continues to deliver excellent results
Heinz’s management team has deep experience
and is recognized as a leader in the packaged
foods industry
Heinz’s compensation is aligned with shareholder
interest and is performance-based
21
We Recommend Support for Heinz’s
“Say on Pay” Vote at our Annual Meeting on August 28
We Recommend Support for Heinz’s
“Say on Pay” Vote at our Annual Meeting on August 28

ISS-Added Peers
APPENDIX APPENDIX
22
Category
Market
Capitalization
Revenues
%
International
Number of
Employees
H.J. Heinz Co. Food $17.5B $11.6B 66% 32,200
Beam, Inc. Alcohol $9.8B $2.3B 65% 3,200
Coca-Cola
Enterprises
Bottling $8.8B $8.3B 100% 13,250
Dr. Pepper
Snapple Group
Beverages
$9.5B $5.9B 11% 19,000
Hormel Foods Food $7.2B $7.9B 6% 19,500
Ingredion
Ingredients
$3.9B $6.2B 71% 11,000
Reynolds
American
Tobacco $25.8B $8.5B 0% 5,450
Smithfield Foods Protein $2.8B $13.1B 11% 46,050
JM Smucker Food $8.3B $5.5B 9% 4,850
Size & Scope of ISS Peers are Not Comparable to Heinz

23
H.J. Heinz Company -
Non-GAAP Performance Ratios
financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with GAAP.  The following tables provide the calculations of the non-GAAP performance ratios discussed in this presentation.
H. J. Heinz Company and Subsidiaries
Non-GAAP Performance Ratios
The Company reports its financial results in accordance with accounting principles generally accepted in the United States of America ("GAAP").
However, management  believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this

H.J. Heinz Company -
Sales Variance Analysis
2006* 2007* 2008 Q109 Q209 Q309 Q409 2009 Q110 Q210 Q310 Q410 2010
Total Heinz (Continuing Operations):
     Volume 3.9% 0.8% 3.9% 5.4% (0.9%) (6.2%) (1.9%) (1.1%) (3.9%) (3.8%) 1.2% 1.6% (1.3%)
     Price (0.1%) 2.2% 3.5% 5.3% 7.2% 8.1% 7.6% 7.1% 6.0% 4.6% 1.8% 1.0% 3.4%
     Acquisition 5.0% 1.3% 0.7% 0.7% 1.2% 2.5% 3.4% 2.0% 3.1% 3.1% 2.9% 0.3% 2.3%
     Divestiture (1.2%) (3.1%) (0.8%) 0.0% (0.2%) (0.1%) (0.2%) (0.1%) (0.2%) 0.0% 0.0% 0.0% (0.1%)
     Exchange (1.4%) 2.8% 5.2% 4.1% (3.2%) (11.3%) (13.9%) (6.6%) (9.0%) (1.0%) 6.9% 5.5% 0.5%
          Total Change in Net Sales 6.1% 3.9% 12.3% 15.5% 4.0% (7.1%) (5.0%) 1.3% (4.0%) 2.9% 12.7% 8.3% 4.8%
          Total Organic Growth (a) 3.8% 3.0% 7.4% 10.7% 6.3% 1.9% 5.7% 6.0% 2.1% 0.8% 3.0% 2.6% 2.1%
Q111 Q211 Q311 Q411 2011 Q112 Q212 Q312 Q412 2012**
Total Heinz (Continuing Operations):
     Volume 2.5% 0.3% 0.5% (0.3%) 0.7% (0.7%) (2.9%) 0.4% 1.5% (0.3%)
     Price 1.1% 0.6% 1.2% 1.9% 1.2% 3.8% 4.4% 4.2% 3.0% 3.8%
     Acquisition 0.1% 0.1% 1.2% 1.1% 0.6% 4.6% 5.0% 3.6% 3.1% 4.0%
     Divestiture 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% (0.6%) (0.7%) (0.7%) (0.5%)
     Exchange (2.1%) (2.3%) (1.4%) 3.3% (0.5%) 7.2% 2.4% (0.4%) (1.3%) 1.8%
          Total Change in Net Sales 1.6% (1.2%) 1.5% 6.0% 2.0% 14.9% 8.3% 7.2% 5.6% 8.8%
          Total Organic Growth (a) 3.6% 0.9% 1.7% 1.6% 1.9% 3.1% 1.5% 4.6% 4.5% 3.5%
The following table illustrates the components of the change in net sales versus the prior year.
H. J. Heinz Company
Sales Variance Analysis
24
(a)  Organic sales growth is a non-GAAP measure that excludes the impact of foreign currency exchange rates and acquisitions/divestitures.
** Fiscal 2007 had one less week than Fiscal 2006
** Fiscal 2012 had 2 extra business days than Fiscal 2011
(Totals may not add due to rounding)

H. J. Heinz Company -
Continuing Operations, Excluding Special Items
25
2006
Earnings per share from continuing operations attributable to H.J. Heinz
Company- Reported 1.25 $
     Separation, downsizing and integration 0.28
     Net loss on disposals & impairments 0.14
     Asset impairment charges for cost and equity investments 0.31
     American jobs creation act 0.07
Earnings per share from continuing operations attributable to H.J. Heinz
Company excluding special items
2.06 $
(Totals may not add due to rounding)
H. J. Heinz Company
Continuing Operations, Excluding Special Items

26
H. J. Heinz Company -
Results Excluding Productivity Charges
The following tables reconcile the Company's reported results to results excluding charges for productivity initiatives in the current year as presented in this presentation.
(amounts in thousands, except
per share data)
A B C=A-B
Charges for Results Excluding
Reported Productivity Charges for
Results Initiatives Productivity Initiatives (1)
H.J. Heinz Company Net Income $923,159 ($162,874) $1,086,033
Diluted EPS $2.85 ($0.50) $3.35
After-Tax ROIC 16.8% (2.4%) 19.2%
(1)  Excludes charges associated with targeted workforce reductions, asset write-offs associated with factory closures and other implementation costs in order to increase manufacturing effectiveness and accelerate productivity on a global scale.  Other implementation costs primarily include professional fees, contract termination and relocation costs for the establishment of a European supply chain hub in the Netherlands and to improve global manufacturing efficiencies.
(Totals may not add due to rounding)
H. J. Heinz Company
Results Excluding Charges for Productivity Initiatives
Fiscal Year Ended April 29, 2012

H.J. Heinz Company -
Operating Free Cash Flow
Total Company
(amounts in millions)
FY 2006 (2)(3) FY 2007 (3) FY 2008 (3) FY 2009 (3) FY 2010 (3) FY 2011 FY 2012
Cash provided by operating activities 1,075.0 $          1,062.3 $     1,188.3 $          1,166.9 $     1,262.2 $     1,583.6 $     1,493.1 $
Capital expenditures (230.6)              (244.6)          (301.6)              (292.1)          (277.6)          (335.6)          (418.7)
Proceeds from disposals of property, plant
and equipment
19.4                 60.7             8.5                   5.4               96.5             13.2             9.8
     Operating Free Cash Flow 863.8 $            878.4 $        895.2 $            880.2 $        1,081.1 $     1,261.2 $     1,084.2 $
Cash for productivity initiatives
(1)
(121.9) $
     Operating Free Cash Flow excluding
special items 1,206.1 $
(1) Cash paid for productivity initiatives related to severance and other implementation costs and capital spending.   Other implementation costs primarily include
professional fees, contract termination and relocation costs for the establishment of a European supply chain hub in the Netherlands and to improve global manufacturing efficiencies.
(2) Includes amounts from the European seafood and Tegel® poultry businesses that were discontinued in Fiscal 2006.
(3) Includes amounts from the Kabobs business that was discontinued in the second quarter of Fiscal 2010 and the U.K. private label frozen desserts and Appetizers And businesses which were discontinued in the third quarter of Fiscal 2010.
(Totals may not add due to rounding)
H. J. Heinz Company
Operating Free Cash Flow
Fiscal Year Ended
27